
FNCB Bank

FNCB Bancorp, Inc.

April 2021

Forward-Looking Statement Disclaimer

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in our filings with the Securities and Exchange Commission ("SEC"), in our reports to shareholders, and in our other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "future" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the effect of the coronavirus ("COVID-19") pandemic on FNCB and its customers, the Commonwealth of Pennsylvania and the United States, related to the economy and overall financial stability; government and regulatory responses to the COVID-19 pandemic; government intervention in the U.S. financial system including the effects of recent legislative, tax, accounting and regulatory actions and reforms, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the Tax Cuts and Jobs Act; political instability; the ability of FNCB to manage credit risk; weakness in the economic environment, in general, and within FNCB's market area; the deterioration of one or a few of the commercial real estate loans with relatively large balances contained in FNCB's loan portfolio; greater risk of loan defaults and losses from concentration of loans held by FNCB, including those to insiders and related parties; if FNCB's portfolio of loans to small and mid-sized community-based businesses increases its credit risk; if FNCB's ALLL is not sufficient to absorb actual losses or if increases to the ALLL were required; FNCB is subject to interest-rate risk and any changes in interest rates could negatively impact net interest income or the fair value of FNCB's financial assets; if management concludes that the decline in value of any of FNCB's investment securities is other-than-temporary could result in FNCB recording an impairment loss; if FNCB's risk management framework is ineffective in mitigating risks or losses to FNCB; if FNCB is unable to successfully compete with others for business; a loss of depositor confidence resulting from changes in either FNCB's financial condition or in the general banking industry; if FNCB is unable to retain or grow its core deposit base; inability or insufficient dividends from its subsidiary, FNCB Bank; if FNCB loses access to wholesale funding sources; interruptions or security breaches of FNCB's information systems; any systems failures or interruptions in information technology and telecommunications systems of third parties on which FNCB depends; security breaches; if FNCB's information technology is unable to keep pace with growth or industry developments or if technological developments result in higher costs or less advantageous pricing; the loss of management and other key personnel; dependence on the use of data and modeling in both its management's decision-making generally and in meeting regulatory expectations in particular; additional risk arising from new lines of business, products, product enhancements or services offered by FNCB; inaccuracy of appraisals and other valuation techniques FNCB uses in evaluating and monitoring loans secured by real property and other real estate owned; unsoundness of other financial institutions; damage to FNCB's reputation; defending litigation and other actions; dependence on the accuracy and completeness of information about customers and counterparties; risks arising from future expansion or acquisition activity; environmental risks and associated costs on its foreclosed real estate assets; any remediation ordered, or adverse actions taken, by federal and state regulators, including requiring FNCB to act as a source of financial and managerial strength for the FNCB Bank in times of stress; costs arising from extensive government regulation, supervision and possible regulatory enforcement actions; new or changed legislation or regulation and regulatory initiatives; noncompliance and enforcement action with the Bank Secrecy Act and other anti-money laundering statutes and regulations; failure to comply with numerous "fair and responsible banking" laws; any violation of laws regarding privacy, information security and protection of personal information or another incident involving personal, confidential or proprietary information of individuals; any rulemaking changes implemented by the Consumer Financial Protection Bureau; inability to attract and retain its highest performing employees due to potential limitations on incentive compensation contained in proposed federal agency rulemaking; any future increases in FNCB Bank's FDIC deposit insurance premiums and assessments; and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this presentation, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the issuance of this investor presentation.

Readers should carefully review the risk factors described in the Annual Report and other documents that FNCB periodically files with the SEC, including its Form 10-K for the year ended December 31, 2020.

Explanation of Certain Unaudited Non-GAAP Financial Measures

This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles ("GAAP") including, but not limited to, pretax preprovision return on average assets ("PTPP ROAA") and pre provision net revenue ("PPNR"). These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to interest income, non-interest income, net income or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other financial institutions. Reconciliations and definitions of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of FNCB and FNCB Bank; and (ii) that the use of these non-GAAP financial measures provides an additional tools for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar financial measures, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are included or excluded in determining these non-GAAP financial measures. The non-GAAP Financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

FNCB Bancorp, Inc. Overview

$1.5 Billion in Total Assets

- 70% Loan / Deposit Ratio
- 0.34% Cost of Total Deposits[1]
- 1.51% LTM PTPP ROAA[2]

NASDAQ: FNCB

- Market Capitalization: ~$157.9 million
- Stock Price / 2020 Q4 Tangible Book Value: 1.01x
- MRQ Annualized Dividend Yield: 3.08%[3]

17 Locations

Lackawanna, Luzerne and Wayne Counties

- Headquarters in Dunmore, PA
- Bank founded in 1910
- Ranked 4th in total deposits in Lackawanna county; 6th in Luzerne county

Value Proposition

✓ Premier community bank servicing northeastern Pennsylvania markets

✓ Highly attractive core deposit franchise

✓ Well-positioned for growth

Source: S&P Global Market Intelligence.

Note: Financial data as of 2020Q4 unless otherwise noted. Market data as of April 1, 2021.

(1) 2020Q4 cost of deposits figure annualized. Metric includes noninterest bearing deposits.

(2) PTPP ROAA is a non-GAAP financial measure. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

(3) Based on 2021Q1 dividend of $0.06 and April 1, 2021 share price of $7.80.

Our Recent History and Transformation

July 2016: Gerard Champi appointed President & CEO

Feb. 2019: FNCB completes its public offering. Later added to Russell 2000

Jan. 2020: Increase in quarterly cash dividend to 5.5 cents per share

Sept. 2020: Originated $118.6mm of PPP loans through 2020 Q3

Jan. 2021: Increase in quarterly cash dividend to 6.0 cents per share

Jan. 2021: Announcement of 39% earnings increase in 2020 and authorization of stock repurchase program

Strategic Initiatives Completed

- ✓ Expanded our lending teams
- ✓ Invested in technology and online banking
- ✓ Completed branch network optimization program
- ✓ Continuing branch modernization including the opening of two state-of-the-art facilities
- ✓ Ongoing commitment to balance sheet efficiency

Executive Management Team



Gerard A. "Jerry" Champi
President, CEO & Director
Joined FNCB Bank in 1991 and has over 30 years banking experience. Mr. Champi is a 1982 graduate of Pennsylvania State University.



James M. "Jim" Bone Jr.
Executive VP, CFO & Treasurer
Prior to his appointment as CFO, he served as Chief Information Officer of the Bank since May 2010. Mr. Bone has been an employee of the Bank since 1986.



James F. Burke
Executive VP, Chief Banking Officer
Joined FNCB Bank in February 2021. Prior to joining FNCB Bank, he was the EVP and Chief Lending Officer at Wayne Bank from 2014 to 2021.



Brian C. Mahlstedt
Executive VP, Chief Lending Officer
More than 30 years of in-depth credit administration, commercial lending and management experience. He is a graduate of Bloomsburg University.

Source: S&P Global Market Intelligence.

Our Recent History and Transformation (Continued)

In 2016 with the appointment of Gerard Champi to CEO, we put an updated business plan into place to leverage our strength and position our franchise for growth

- ✓ Shift the funding mix
- ✓ Improve efficiency and profitability
- ✓ Grow the loan portfolio
- ✓ Provide attractive returns to shareholders

Shift the funding mix

Time Deposits / Total Deposits



40.0%
30.0%
20.0%
10.0%
0.0%
41% Decline
25.5%
15.0%
2015Y
2020Y

Brokered Deposits / Total Deposits[1]



20.0%
15.0%
10.0%
5.0%
0.0%
89% Decline
14.1%
1.6%
2015Y
2020Y

Improve efficiency…

Assets per Employee ($M)



$8.0
$6.0
$4.0
$2.0
$0.0
66% Increase
$4.4
$5.1
$5.1
$5.5
$5.7
$7.2
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y

Efficiency Ratio



100.0%
80.0%
60.0%
40.0%
26% Decline
81.5%
60.1%
2015Y
2020Y

… and profitability

PTPP ROAA[2]



1.60%
1.20%
0.80%
0.40%
0.00%
125% Increase
0.67%
1.51%
2015Y
2020Y

Grow the loan portfolio

Total Net Loans ($M)



PPP Loans
$1,000
$800
$600
$400
$200
$0
13% Increase ex PPP
$76
$723
$815
2015Y
2020Y

Source: S&P Global Market Intelligence.
(1) Bank level regulatory data.
(2) PTPP ROAA is a non-GAAP financial measure. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

Provide Attractive Returns to Shareholders

Top-Tier Ability to Compound Tangible Book Value…

Tangible Book Value + Cumulative Dividends Growth[1]



FNCB
Peer Group Median[2]
Annualized Growth Rates
173%
73%
FNCB outperformance of 136%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
Dec-2014
Jun-2015
Dec-2015
Jun-2016
Dec-2016
Jun-2017
Dec-2017
Jun-2018
Dec-2018
Jun-2019
Dec-2019
Jun-2020
Dec-2020

Annualized Growth Rates

	12/31/14 - 12/31/20	12/31/18 - 12/31/20
FNCB	18.2%	17.4%
Peer Group Median[2]	9.6%	11.3%

… And a Highly Undervalued Stock

MRQ Annualized Dividend Yield



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.08%
2.51%
2.66%
FNCB
Peer Group Median[2]
KRX Median[3]

Price / 2020 Q4 Tangible Book Value



200.0%
150.0%
100.0%
50.0%
0.0%
101.3%
142.5%
174.2%
FNCB
Peer Group Median[4]
KRX Median[3]

Source: S&P Global Market Intelligence.
Note: Market data as of April 1, 2021.
(1) Growth since Q4 2014 in tangible book value per share plus cumulative dividends per share.
(2) Peer group includes major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals.
(3) KBW NASDAQ Regional Bank Index.
(4) Peer group includes major exchange-traded banks and thrifts with between $1 and $5 billion in total assets and an ROAA greater than 1.00%, excluding merger targets and mutuals.

Positioning FNCB for the Future

1. Few Community Banks in Markets We Serve
2. High Quality Core Deposits
3. Balance Sheet Integrity & Diversification
4. Increasing Earnings Power
5. Well-Positioned to Take Advantage of Strategic Opportunities

Positioning FNCB for the Future

1 Few Community Banks in Markets We Serve

Lackawanna, PA[1]

2020 Rank	Institution (ST)	2020 Branches	2020 Deposits ($M)	2020 Market Share (%)
1	Peoples Financial Services (PA)	9	849	13
2	Fidelity D & D Bancorp Inc. (PA)	11	845	12
3	**FNCB Bancorp Inc. (PA)**	**7**	**600**	**9**
4	NBT Bancorp Inc. (NY)	11	493	7
5	Citizens Savings Bank (PA)	5	227	3
	Total For Institutions in Market	**82**	**6,788**	**100**

Luzerne, PA[1]

2020 Rank	Institution	2020 Branches	2020 Deposits ($M)	2020 Market Share (%)
1	**FNCB Bancorp Inc. (PA)**	**9**	**496**	**7**
2	Fidelity D & D Bancorp Inc. (PA)	8	471	7
3	Penns Woods Bancorp Inc. (PA)	8	431	6
4	First Keystone Corp. (PA)	8	275	4
5	NBT Bancorp Inc. (NY)	3	90	1
	Total For Institutions in Market	**99**	**7,017**	**100**

Wayne, PA[1]

2020 Rank	Institution	2020 Branches	2020 Deposits ($M)	2020 Market Share (%)
1	Dimeco Inc. (PA)	5	515	32
2	Honat Bancorp (PA)	4	390	24
3	Norwood Financial Corp. (PA)	5	339	21
4	NBT Bancorp Inc. (NY)	3	135	8
5	**FNCB Bancorp Inc. (PA)**	**1**	**73**	**5**
	Total For Institutions in Market	**21**	**1,624**	**100**

2 High Quality Core Deposits

Consistently Lower Cost of Deposit Funding Through Most Recent Rate Rise Cycle



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.0%
FNCB
Peer Median
0.42%
0.31%
0.51%
0.41%
0.80%
0.80%
0.97%
0.72%
2016Q4
2017Q4
2018Q4
2019Q4

Change in Non-Interest Bearing Deposits / Deposits Since 2018 Q4



1000 bps
800 bps
600 bps
400 bps
200 bps
0 bps
-200 bps
FNCB
Peer Group Median
679 bps
429 bps
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4

Source: S&P Global Market Intelligence

Note: FDIC deposit data as of June 30, 2020. Peer group includes major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals.

(1) Excludes banks with greater than $10 billion in deposits as of December 31, 2020.

Positioning FNCB for the Future

3 Balance Sheet Integrity & Diversification

Better Asset Quality

'18 Q4 – '20 Q4 Total NCOs / Average Gross Loans (%)


0.20%
0.15%
0.10%
0.05%
0.00%
0.05%
0.15%
FNCB
Peer Group Median

... and More Flexibility for Future Growth

'20 Q4 Commercial Real Estate / Risk-Based Capital (%)


300%
250%
200%
150%
100%
50%
0%
138.4%
249.6%
FNCB
Peer Group Median

4 Increasing Earnings Power

Total Revenue ($M)


$50
$40
$30
$20
$10
$0
7.5% CAGR
$33
$36
$39
$42
$42
$47
2015Y 2016Y 2017Y 2018Y 2019Y 2020Y

Strong Revenue Growth

Noninterest Expense & Salaries ($M)


$35
$30
$25
$20
$15
Noninterest Expense
Salaries & Compensation
$28 $27 $28 $29 $30 $29
$14 $14 $14 $15 $16 $15
2015Y 2016Y 2017Y 2018Y 2019Y 2020Y

Expense Control

Net Loans (ex PPP) per Employee ($M)


$4.5
$3.5
$2.5
$1.5
6.8% CAGR
$2.9
$3.1
$3.3
$3.7
$3.9
$4.0
2015Y 2016Y 2017Y 2018Y 2019Y 2020Y

Pre Provision Net Revenue ($M)[1]


$25
$20
$15
$10
$5
$0
24.9% CAGR
$7
$9
$12
$19
$14
$21
2015Y 2016Y 2017Y 2018Y 2019Y 2020Y

Source: S&P Global Market Intelligence.

Note: Peer group includes major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals.

(1) Pre Provision Net Revenue is a non-GAAP financial measure. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

Positioning FNCB for the Future

5 **Well-Positioned to Take Advantage of Strategic Opportunities**

2020 Q4 Loans / Deposits (%)


100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
64.3%
85.9%
FNCB
Peer Median

- ✓ *Liquid and flexible balance sheet creates significant capacity for loan growth without impacting liquidity*
  - – *Well-positioned for a rising rate environment*
- ✓ *FNCB reviews and considers strategic opportunities as part of strategic plan*
  - – *In-market transaction can yield strong cost synergies*
  - – *Complementary and footprint expansion opportunities focused in southeastern PA*

Banks Below $1 billion in Assets[(1)]:

In-Market Counties	8
Southeastern PA	22
Southern NJ	8
Total	38


Hornell
Bath
Jasper
Erwins
Elmira
Harrison Valley
Elkland
Wellsboro
Canton
Towanda
Sayre
North Colesville
Binghamton
Delhi
Catskill Park
Livingston Manor
Carbondale
Scranton
Laporte
Renovo
Williamsport
Lock Haven
Milton
Lewisburg
Bellefonte
State College
Sunbury
Bloomsburg
Stroudsburg
Newton
Mount Bethel
Lehighton
New Castle
Allentown
Easton
Lewistown
Reading
Lebanon
Carlisle
Harrisburg
Shippensburg
Chambersburg
Gettysburg
York
East Earl
West Chester
Norristown
Philadelphia
Camden
Oxford
Wilmington
Glassboro
Elkton
Salem
Vineland
Bridgeton
Bel Air
Towson
Edgewood
Westminster
Hagerstown
Martinsburg
Middletown
Paterson
Newark
Morristown
Somerville
New Brunswick
East Windsor
Trenton
Bensalem
Montrose
Monticello

Attractive Entry Point Valuation

Price / Tangible Book Value at Year End



250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
131.5%
114.7%
83.1%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
FNCB
Peer Group Median(1)
KRX Median(2)

Current Price / 2020 Q4 Tangible Book Value



200.0%
150.0%
100.0%
50.0%
0.0%
101.3%
142.5%
174.2%
FNCB
Peer Group Median(1)
KRX Median(2)

Source: S&P Global Market Intelligence.
Note: Market data as of April 1, 2020.
(1) Peer group includes major exchange-traded banks and thrifts with between $1 and $5 billion in total assets and an ROAA greater than 1.00%, excluding merger targets and mutuals.
(2) KBW NASDAQ Regional Bank Index.

Appendix


FNCB Bank

Reconciliation to GAAP

Pre-Tax, Pre-Provision (PTPP) ROAA

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2020	
Net Income	$ 35,840	$ 15,347	(a)
Provision for Loan Losses	(1,345)	1,941	
Provision for Income Taxes	(27,759)	3,225	
PTPP Net Income	$ 6,736	$ 20,513	(b)
Total Average Assets	$ 1,004,913	$ 1,357,182	(c)
ROAA as Reported (GAAP)	3.57%	1.13%	(a)/(c)
PTPP ROAA	0.67%	1.51%	(b)/(c)

Pre-Provision Net Revenue

	2015Y	2016Y	2017Y	2018Y	2019Y	2020Y
Net Interest Income	$ 27,400	$ 30,551	$ 33,048	$ 36,507	$ 36,260	$ 40,178
Non-Interest Income	7,800	6,203	7,225	11,790	7,620	9,250
Total Revenue	35,200	36,754	40,273	48,297	43,880	49,428
Non-Interest Expense	28,464	27,545	28,069	29,327	29,682	28,915
Pre-Provision Net Revenue	$ 6,736	$ 9,209	$ 12,204	$ 18,970	$ 14,198	$ 20,513

Note: Dollars in thousands.